EXHIBIT 99


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Stephen Nagel, the Chief Executive Officer and principal financial officer of Kolorfusion International, Inc. (the "Company") in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATE: MAY 12, 2003         SIGNED:  /S/  STEPHEN NAGEL
                                    --------------------------------
                               NAME:    STEPHEN NAGEL
                               TITLE:   CHIEF EXECUTIVE OFFICER AND
                                        PRINCIPAL FINANCIAL OFFICER